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                                                                   Exhibit 23


                         INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-43909, 33-66954, 33-80757, 333-00180, 333-00182, 333-00184, 333-00136,
333-16975 of T-HQ, Inc. on Form S-8 of our report dated February 17, 1997 (March 11, 1997 as to Note 12), appearing in this Annual Report on Form 10-K of T-HQ, Inc. for the year ended December 31, 1996.


Deloitte & Touche LLP
Los Angeles, California
March 28, 1997